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                                                                  EXHIBIT 10(uu)

                               US PLEDGE AGREEMENT

            US PLEDGE AGREEMENT, dated as of November 23, 1999 (as amended, modified or supplemented from time to time, this "Agreement"), made by THE ALPINE GROUP, INC., a Delaware corporation (the "Pledgor"), in favor of BANKERS TRUST COMPANY, as Collateral Agent (the "Pledgee"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H :

            WHEREAS, The Alpine Group, Inc. (the "Borrower"), various lenders from time to time party thereto (the "Lenders"), Fleet Bank, N.A., as Syndication Agent, Bank of America, N.A., as Documentation Agent, and Bankers Trust Company, as Administrative Agent (together with any successor agent, the "Administrative Agent," and together with the Syndication Agent, the Documentation Agent, the Pledgee and the Lenders, the "Secured Creditors"), have entered into a Credit Agreement, dated as of November 23, 1999 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower as contemplated therein;

            WHEREAS, it is a condition precedent to the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement that the Pledgor shall have executed and delivered to the Pledgee this Agreement; and

            WHEREAS, the Pledgor will obtain benefits from the incurrence of Loans, and the issuance of Letters of Credit, under the Credit Agreement and, accordingly, desires to execute this Agreement to satisfy the conditions described in the preceding paragraph;

            NOW, THEREFORE, in consideration of the benefits accruing to the Pledgor, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

            1. SECURITY FOR OBLIGATIONS. This Agreement is made by the Pledgor for the benefit of the Secured Creditors to secure:

            (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities of the Pledgor, now existing or hereafter incurred under, arising out of or in connection with any Credit Document to which it is a party and the due performance and compliance by the Pledgor with the terms of each such Credit Document;

            (ii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;
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            (iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

            (iv) all amounts paid by any Secured Creditor as to which such Secured Creditor has the right to reimbursement under Section 12 of this Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (iv) of this Section 1 being herein collectively called the "Obligations," it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the type described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

            2. DEFINITION OF STOCK. As used herein, the term "Stock" shall mean the issued and outstanding shares of common stock of Superior Telecom Inc. ("Superior") owned by the Pledgor from time to time.

            3. PLEDGE OF STOCK, ETC.

            3.1. Pledge. (a) To secure the Obligations of the Pledgor and for the purposes set forth in Section 1 hereof, the Pledgor hereby: (i) grants to the Pledgee a security interest in all of the Collateral at any time owned by the Pledgor; (ii) pledges and deposits as security with the Pledgee all of the Stock owned by the Pledgor on the date hereof and described on Annex A hereto, and delivers to the Pledgee certificates or instruments therefor, accompanied by undated stock powers duly executed in blank by the Pledgor or such other instruments of transfer as are reasonably acceptable to the Pledgee; (iii) assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee all of the Pledgor's right, title and interest in and to such Stock (and in and to all certificates or instruments evidencing such Stock), to be held by the Pledgee, upon the terms and conditions set forth in this Agreement; and (iv) pledges, transfers and assigns to the Pledgee for the benefit of the Secured Creditors, a continuing possessory lien and first priority security interest in all of the right, title and interest of the Pledgor in and to the Cash Collateral Account (as defined below), together with all deposits made from time to time therein, all investments from time to time therein and/or made with funds therein pursuant to Section 16(b) or any other provision of this Agreement, and in all cash and non-cash proceeds of any of the foregoing from the date of the establishment of the Cash Collateral Account until the termination thereof pursuant to the terms hereof.

            (b) Notwithstanding anything to the contrary contained in Section 3.1(a) hereof or any other Section of this Agreement, the security interest created pursuant to this Agreement shall not extend to (x) an amount of Superior Shares having a value of $10,000,000 (as determined on the Effective Date) or
(y) the Superior Option Shares and, unless the Pledgor agrees otherwise, the Pledgor shall not be required to pledge or deliver any such Superior Shares or Superior Option Shares (or any certificates or instruments evidencing same) pursuant to the terms hereof.


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            3.2 Subsequently Acquired Stock. If the Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Stock at any time or from time to time after the date hereof, the Pledgor will promptly thereafter deposit such Stock (or certificates or instruments representing such Stock) as security with the Pledgee and deliver to the Pledgee certificates or instruments therefor, accompanied by undated stock powers (or such other instruments of transfer as are reasonably acceptable to the Pledgee) duly executed in blank by the Pledgor (and accompanied by any transfer tax stamps required in connection with the pledge of such Stock), and will promptly thereafter deliver to the Pledgee a certificate executed by a principal executive officer of the Pledgor describing the Stock and certifying that the same has been duly pledged with the Pledgee hereunder.

            3.3. Definition of Pledged Stock, Cash Collateral Account and Collateral. All Stock at any time pledged or required to be pledged hereunder is hereinafter called the "Pledged Stock," which together with (i) all proceeds thereof, including any securities and moneys received and at the time held by the Pledgee hereunder and (ii) all cash or Cash Equivalents pledged or required to be pledged hereunder in the Cash Collateral Account, is hereinafter called the "Collateral".

            4. ESTABLISHMENT OF CASH COLLATERAL ACCOUNT; DEPOSITS AND WITHDRAWALS; INVESTMENT OF FUNDS; ETC. (a) At any time the Pledgor elects to pledge cash and/or Cash Equivalents as provided in Section 16(b) of this Agreement, the Pledgor shall, at the time or prior to the first instance any such pledge is made, establish in the Pledgee's name and for the benefit of the Secured Creditors an account (the "Cash Collateral Account"), which Cash Collateral Account shall be maintained at the Pledgee's office located at 130 Liberty Street, New York, New York 10006 or such other office as the Pledgee may choose. The Cash Collateral Account shall be under the sole dominion and control of the Pledgee, and the Pledgee shall have the sole right to make withdrawals from the Cash Collateral Account and to exercise all rights with respect to the Collateral from time to time therein pursuant to the terms of this Agreement. All cash or Cash Equivalents delivered to or held by or on behalf of the Pledgee pursuant hereto shall be held in the Cash Collateral Account in accordance with the provisions hereof.

            (b) The Pledgor may, from time to time in accordance with the terms of Section 16(b) hereof, deposit cash and/or Cash Equivalents into the Cash Collateral Account. Withdrawals from the Cash Collateral Account shall be permitted only to the extent provided for in Section 8 or 20(a) of this Agreement.

            (c) The Pledgee will from time to time, at the request of the Pledgor, invest funds on deposit in the Cash Collateral Account in Cash Equivalents selected by the Pledgor and reasonably acceptable to the Pledgee. All investments made pursuant to this Section 4(c) (and any instruments evidencing same), and all proceeds thereof, shall be held in the Cash Collateral Account as part of the Collateral. All such investments shall be made in the name of the Pledgee. All risk of loss in respect of investments made pursuant to this Section 4(c) shall be on the Pledgor. Under no circumstances shall the Pledgee be liable or accountable to the Pledgor or any


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other Person for any decrease in the value of the Cash Collateral Account or for any loss resulting from the investment of the funds deposited therein.

            5. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Stock, which may be held (in the discretion of the Pledgee) in the name of the Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee. The Pledgee agrees to promptly notify the Pledgor after the appointment of any sub-agent; provided, however, that the failure to give such notice shall not affect the validity of such appointment.

            6. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until an Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Stock and to give all consents, waivers or ratifications in respect thereof; provided, that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement or any other Credit Document or which would have the effect of impairing the rights, priorities or remedies of the Pledgee or any other Secured Creditor under this Agreement or any other Credit Document. All such rights of the Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing, and Section 8 hereof shall become applicable.

            7. DIVIDENDS AND OTHER DISTRIBUTIONS. So long as no Default or Event of Default is then in existence or would exist immediately after giving effect thereto, cash proceeds representing regular quarterly dividends paid by Superior with respect to the Pledged Stock shall be released from this Agreement and paid to the Pledgor; provided that, (x) all cash dividends payable in respect of the Pledged Stock which represent in whole or in part an extraordinary, liquidating or other distribution in return of capital shall be paid, to the extent so representing an extraordinary, liquidating or other distribution in return of capital, to the Pledgee and retained by it as part of the Collateral and (y) at any time when a Default or Event of Default is in existence, all cash dividends payable in respect of the Pledged Stock shall be paid to the Pledgee and retained by it as part of the Collateral. So long as no Default or Event of Default is then in existence under Section 10.01, 10.02 or 10.05 of the Credit Agreement, all other proceeds from distributions of the type referred to in clauses (i) and (ii) below shall be released to the Pledgor, but only if the Pledgor certifies, and establishes to the reasonable satisfaction of the Pledgee, that the remaining Collateral at such time pledged and deposited pursuant to this Agreement has an aggregate fair market value (for this purpose using the Value of any Pledged Stock deposited pursuant to this Agreement) of at least an amount such that when such fair market value is added to the Value of the Cookson Shares pledged and deposited pursuant to the UK Pledge Agreement, the Asset Coverage Ratio is at least 2.00:1.00. Subject to the immediately preceding sentence, in the case of clauses (i) and (ii) below, the Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral:

            (i) all other or additional stock or other securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Pledged Stock;


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            (ii) all other or additional stock or other securities or property
(including cash) paid or distributed in respect of the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

            (iii) all other or additional stock or other securities or property (including cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

Nothing contained in this Section 7 shall limit or restrict in any way the Pledgee's right to receive proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by the Pledgor contrary to the provisions of this Section 7 and Section 8 below shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of the Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

            8. REMEDIES IN CASE OF EVENTS OF DEFAULT. In case an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by any other Credit Document or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in the various relevant States and also shall be entitled, without limitation, to exercise the following rights, which the Pledgor hereby agrees to be commercially reasonable:

            (i) to receive all amounts payable in respect of the Collateral payable to the Pledgor under Section 7 hereof;

            (ii) to transfer all or any part of the Pledged Stock into the Pledgee's name or the name of its nominee or nominees (the Pledgee agrees to promptly notify the Pledgor after such transfer; provided, however, that the failure to give such notice shall not affect the validity of such transfer);

            (iii) to vote all or any part of the Pledged Stock (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Pledged Stock and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so);

            (iv) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by the Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine; provided, that at least 10 Business Days' notice of the time and place of any such sale shall be given to the Pledgor. The Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the


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Collateral, whether before or after sale hereunder, and all rights, if any, of marshaling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

            (v) to withdraw any Collateral from the Cash Collateral Account and apply the same to the Obligations.

            9. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement or any other Credit Document or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Credit Document or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. The Secured Creditors agree that this Agreement may be enforced only by the action of the Administrative Agent or the Pledgee, in each case acting upon the instructions of the Required Lenders and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Pledgee as the case may be, for the benefit of the Secured Creditors upon the terms of this Agreement.

            10. APPLICATION OF PROCEEDS. (a) All moneys collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other moneys received by the Pledgee hereunder, shall be applied as follows:

            (i) first, to the payment of all amounts owing the Collateral Agent of the type described in clauses (ii) and (iii) of Section 1 of this Agreement;

            (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Primary Obligations (as defined below) shall be paid to the Secured Creditors as provided in Section 10(d) of this Agreement, with each Secured Creditor receiving an amount equal to its outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share (as defined below) of the amount remaining to be distributed;

            (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations


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      (as defined below) shall be paid to the Secured Creditors as provided in
      Section 10(d) of this Agreement, with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

            (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, and following the termination of this Agreement pursuant to Section 20(a) of this Agreement, to the Pledgor or to whomever may be lawfully entitled to receive such surplus.

            (b) For purposes of this Agreement (x) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "Primary Obligations" shall mean all principal of, and interest on, all Loans, all Unpaid Drawings and all Fees and (z) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

            (c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 10 only) (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

            (d) All payments required to be made hereunder shall be made to the Administrative Agent under the Credit Agreement for the account of the Secured Creditors.

            (e) For purposes of applying payments received in accordance with this Section 10, the Pledgee shall be entitled to rely upon the Administrative Agent under the Credit Agreement for a determination (which the Administrative Agent agrees (or shall agree), to provide upon request of the Collateral Agent) of the outstanding Primary Obligations and Secondary Obligations owed to the Secured Creditors. Unless it has actual knowledge (including by way of written notice from a Secured Creditor to the contrary, the Administrative Agent, in furnishing information pursuant to the preceding sentence, and the Pledgee, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding.


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            (f) It is understood and agreed that the Pledgor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the Obligations.

            11. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

            12. INDEMNITY. The Pledgor agrees (i) to indemnify and hold harmless the Pledgee in such capacity and each other Secured Creditor from and against any and all claims, demands, losses, judgments and liabilities of whatsoever kind or nature, and (ii) to reimburse the Pledgee and each other Secured Creditor for all reasonable costs and expenses, including reasonable attorneys' fees, in each case to the extent growing out of or resulting from the exercise by the Pledgee of any right or remedy granted to it hereunder or under any other Credit Document except, with respect to clauses (i) and (ii) above, for those arising from the Pledgee's or such other Secured Creditor's gross negligence or willful misconduct. In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof. If and to the extent that the obligations of the Pledgor under this Section 12 are unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

            13. FURTHER ASSURANCES. (a) The Pledgor agrees that it will join with the Pledgee in executing and, at the Pledgor's own expense, file and refile under the applicable Uniform Commercial Code or such other law such financing statements, continuation statements and other documents in such offices as the Pledgee may reasonably deem necessary or appropriate and wherever required or permitted by law so that the Pledgee has a perfected security interest in all Collateral which is perfected by the filing of such financing statements (in each case to the maximum extent perfection may be obtained under laws of the relevant States, including, without limitation, Section 9-115(4)(b) of the Uniform Commercial Code as in effect in the State of New York (the "UCC")), and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of the Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements, instruments as the Pledgee may reasonably deem necessary or advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

            (b) The Pledgor agrees that with respect to all Collateral of the Pledgor whereby or with respect to which the Pledgee may obtain "control" thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented


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from time to time, or under the laws of any relevant State other than the State of New York), the Pledgor shall take all actions as may be reasonably requested from time to time by the Pledgee so that "control" of such Collateral is obtained and at all times held by the Pledgee.

            14. THE PLEDGEE AS AGENT; RESPONSIBILITY OF THE PLEDGEE. (a) The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Section 12 of the Credit Agreement.

            (b) Neither the Pledgee nor any of its directors, officers, agents, employees, affiliates, representatives or agents shall be liable (i) for any failure to invest or reinvest any cash or Cash Equivalents in the Cash Collateral Account in accordance with the terms of this Agreement, provided that any such Person shall be liable for its own gross negligence or willful misconduct, (ii) for any losses incurred by reason of investments made by the Pledgee pursuant to Section 4(c) of this Agreement or (iii) for any action taken or omitted to be taken by the Pledgee (x) in good faith in accordance with the advice of counsel with respect to any question as to the construction of any provision hereof or any action to be taken by the Pledgee hereunder, (y) in accordance with any instructions or other notice which the Pledgee believes in good faith to be properly given by the Pledgor hereunder or (z) in accordance with the instructions of the Required Lenders.

            15. TRANSFER BY PLEDGOR. The Pledgor shall not sell or otherwise dispose of, grant any option with respect to, or mortgage, assign, pledge or otherwise encumber any of the Collateral or any interest therein (except in accordance with the terms of this Agreement or any other Credit Document).

            16. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGOR. (a) The Pledgor represents, warrants and covenants that (i) it is the legal, record and beneficial owner of, and has good title to, all Collateral, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the liens and security interests created by this Agreement; (ii) it has the requisite power, authority and legal right to pledge all the Collateral; (iii) this Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law); (iv) no consent of any other party (including, without limitation, any stockholder or creditor of the Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by the Pledgor in connection with the execution, delivery or performance of this Agreement, or in connection with the exercise of its rights and remedies pursuant to this Agreement, except those which have been obtained or made or as may be required by laws affecting the offer and sale of


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securities generally in connection with the exercise by the Pledgee of certain of its remedies hereunder; (v) the execution, delivery and performance of this Agreement by the Pledgor does not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the certificate of incorporation or by-laws (or analogous organizational documents) of the Pledgor or Superior of any securities issued by the Pledgor or Superior, or of any mortgage, indenture, lease, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument to which the Pledgor or Superior is a party or which purports to be binding upon the Pledgor or Superior or upon any of their respective assets and will not result in the creation or imposition of any lien or encumbrance on any of the assets of the Pledgor or Superior except as contemplated by this Agreement; (vi) all the shares of Stock have been duly and validly issued, are fully paid and nonassessable and subject to no options to purchase or similar rights; (vii) the pledge, assignment and delivery of the Pledged Stock, creates a valid and perfected first security interest in such Stock and the proceeds thereof, subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party a lien or encumbrance on the property or assets of the Pledgor which would include the Pledged Stock; (viii) after the establishment thereof, the pledge, assignment and granting of a security interest in the Cash Collateral Account pursuant to this Agreement creates, and upon the deposit in the Cash Collateral Account of any other Collateral pursuant to this Agreement will create, a valid and perfected first priority security interest in all of the Pledgor's right, title and interest in and to the Cash Collateral Account and the Collateral so deposited, as the case may be, and the proceeds thereof subject to no other lien or encumbrance or to any other agreement purporting to grant any third party a lien or encumbrance on property or assets of the Pledgor which would include such Collateral, and no UCC or other filings are required to be made in connection with the foregoing or to perfect the security interests therein created hereby; and (ix) "control" (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee over all Collateral consisting of "securities" (as defined in Section 8-102(a)(15) of the UCC) with respect to which such "control" may be obtained pursuant to Section 8-106 of the UCC. The Pledgor further covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Collateral and the proceeds thereof against the claims and demands of all persons whomsoever; and the Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

            (b) The Pledgor further covenants and agrees that in the event the Value of the Stock pledged, and delivered for pledge, pursuant to this Agreement, when added to the Value of the Cookson Shares pledged, and delivered for pledge, pursuant to the UK Pledge Agreement is at any time not sufficient such that the Asset Coverage Ratio is at least 2.00:1.00, then the Pledgor shall
(x) pledge and deposit with the Collateral Agent cash and Cash Equivalents in an amount sufficient to increase the Asset Coverage Ratio to at least 2.00:1.00; provided, that such cash or Cash Equivalents shall be pledged and deposited in the Cash Collateral Account established pursuant to the terms of this Agreement and all actions shall be taken in connection therewith which are necessary or which the Pledgee may reasonably request in order to ensure that the security interest of the Pledgee in all such cash and Cash Equivalents deposited in the Cash Collateral Account constitutes a first priority perfected security interest, and/or (y) repay the

Loans and/or cash collateralize Letters of Credit in an amount sufficient to increase the Asset Coverage Ratio to at least 2.00:1.00.

            17. CHIEF EXECUTIVE OFFICE. The chief executive office of the Pledgor is located at the address specified in Annex B hereto. The Pledgor will not move its chief executive office except to such new location as the Pledgor may establish in accordance with the immediately succeeding sentence. The Pledgor shall not establish a new location for such office until (i) it shall have given to the Pledgee at least 10 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Pledgee may reasonably request and (ii) with respect to such new location, it shall have taken all action, reasonably satisfactory to the Pledgee, to maintain the security interest of the Pledgee in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. Promptly after establishing a new location for such office in accordance with the immediately preceding sentence, the Pledgor shall deliver to the Pledgee a supplement to Annex B hereto so as to cause such Annex B hereto to be complete and accurate.

            18. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of the Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Credit Document or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement; (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Pledgor or any Subsidiary of the Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

            19. REGISTRATION, ETC. (a) If an Event of Default shall have occurred and be continuing and the Pledgor shall have received from the Pledgee a written request or requests that the Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Pledged Stock, the Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Stock, including, without limitation, registration under the Securities Act of 1933 as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements; provided, that the Pledgee shall furnish to the Pledgor such information regarding the Pledgee as the Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. The Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee, each other Secured Creditor and all others participating in the distribution of the Pledged Stock against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to the Pledgor by the Pledgee or such other Secured Creditor expressly for use therein.

            (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Stock pursuant to Section 8 hereof, such Pledged Stock or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Pledged Stock or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration; provided, that at least 10 Business Days' notice of the time and place of any such sale shall be given to the Pledgor. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion: (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Stock or part thereof shall have been filed under such Securities Act; (ii) may approach and negotiate with a single possible purchaser to effect such sale; and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Stock or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Stock at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

            20. TERMINATION, RELEASE. (a) After the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 12 of this Agreement shall survive any such termination) and the Pledgee, at the request and expense of the Pledgor, will promptly execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment has been terminated, no Note is outstanding and all Obligations then due and payable have been indefeasibly paid in full.

            (b) In the event that any part of the Collateral is sold in connection with a sale permitted by Section 9.06 of the Credit Agreement or is otherwise released at the direction of the Lenders, the Pledgee, at the request and expense of the Pledgor will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in possession of the Pledgee and has not theretofore been released pursuant to this Agreement.

            (c) Notwithstanding anything to the contrary contained in preceding clause (b), the Pledgor shall not permit any release (or substitution) of Collateral pursuant to this Agreement unless same complies with the applicable rules set forth in Regulation U (with the amount of the credit pursuant to the Credit Agreement at any time for purposes of Regulation U to be the amount determined in accordance with the requirements of said Regulation U or, if greater, the greater of (x) the Total Commitment as then in effect or (y) the aggregate principal amount of all outstanding Loans and the amount of Letter of Credit Outstandings at such time).

            (d) At any time that the Pledgor desires that Collateral be released as provided in the foregoing Section 20(b), upon the request of the Pledgee, it shall furnish to the Pledgee an opinion of counsel in form and substance reasonably satisfactory to the Pledgee to the effect that such release complies with the applicable rules set forth in Regulation U.

            (e) At any time that the Pledgor desires that Collateral be released as provided in the foregoing Section 20(a) or (b), it shall deliver to the Pledgee a certificate signed by an Authorized Officer of the Pledgor stating that the release of the respective Collateral is permitted pursuant to Section 20(a) or (b).

            21. NOTICES, ETC. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been given or made when delivered to the party to which such notice, request, demand or other communications is required or permitted to be given or made under this Agreement, addressed as follows:

            (a) if to the Pledgor, at its address set forth opposite its signature below;

            (b) if to the Pledgee, at:

                  Bankers Trust Company
                  130 Liberty Street
                  New York, New York  10006
                  Attention:  David Bell
                  Telephone No.:(212) 250-9048
                  Telecopier No.:(212) 250-7218

            (c) if to any Lender (other than the Pledgee), at such address as such Lender shall have specified in the Credit Agreement;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

            22. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Pledgor and the Pledgee (with the written consent of the Required Lenders (or all the Lenders if required by Section 13.12 of the Credit Agreement).

            23. MISCELLANEOUS. This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

            24. RECOURSE. This Agreement is made with full recourse to the Pledgor and pursuant to and upon all representations, warranties, covenants and agreements on the part of the Pledgor contained herein and in the other Credit Documents and otherwise in writing in connection herewith or therewith.

            IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

Address:                                  THE ALPINE GROUP, INC.,
1790 Broadway                               as Pledgor
New York, New York  10019
Attn:  Stewart H. Wahrsager,
Senior Vice President and General Counsel
Telephone No.: (212) 757-3333             By /s/ Bragi F. Schut
Facsimile No.: (212) 757-3923                -----------------------------------
                                          Title: Executive Vice President


                                          BANKERS TRUST COMPANY,
                                            as Pledgee

                                          By /s/ David J. Bell
                                             -----------------------------------
                                             Title: Principal

                                                                         ANNEX A
                                                                              to
                                                                PLEDGE AGREEMENT

                                  LIST OF STOCK

I.    The Alpine Group, Inc.

 Name of Issuing    Certificate       Type of        Number of
   Corporation        Number          Shares          Shares
   -----------        ------          ------          ------

Superior Telecom
Inc.

                                                                         ANNEX A
                                                                              to
                                                                PLEDGE AGREEMENT

                             CHIEF EXECUTIVE OFFICE

1790 Broadway
New York, New York  10019